SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 30, 2003

(Date of earliest event reported)

SCM MICROSYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22689	77-0444317

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

466 Kato Terrace
Fremont, California 94539

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number, Including Area Code:	(510) 360-2300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5. OTHER EVENTS

On June 30, 2003, SCM Microsystems, Inc. issued a press release announcing agreements related to the sale of its Digital Media and Video business and a restructuring of SCM’s Security business and a press release announcing that it had named a new Chief Financial Officer.

Copies of these press releases are filed as Exhibits 99.1 and 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          The following exhibits are filed herewith:

Exhibit No.	Description of Exhibits

99.1	Press Release Dated June 30, 2003 announcing the agreement related to the sale of SCM Microsystems, Inc.’s Digital Media and Video business and a restructuring of SCM’s Security business.

99.2	Press Release Dated June 30, 2003 announcing that SCM Microsystems, Inc. had named a new Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2003	SCM MICROSYSTEMS, INC.

	By:	/s/ Steven L. Moore

Steven L. Moore, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

99.1	Press Release Dated June 30, 2003 announcing the agreement related to the sale of SCM Microsystems, Inc.’s Digital Media and Video business and a restructuring of SCM’s Security business.

99.2	Press Release Dated June 30, 2003 announcing that SCM Microsystems, Inc. had named a new Chief Financial Officer